Exhibit 32

ITRONICS INC.

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Itronics Inc. (the Company") on Form 10-QSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on February 13, 2006 (the "Report") each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2006                /S/ JOHN W. WHITNEY

                                      John W. Whitney

                                      President

Date: February 13, 2006                /S/ MICHAEL C. HORSLEY

                                      Michael C. Horsley

                                      Controller

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